                         Notice of Guaranteed Delivery
                                      for
                       Tender of Shares of Common Stock
                                      of
                            EARTHLINK NETWORK, INC.
                                      to
                              SPRINT CORPORATION
                   (Not to be used for Signature Guarantees)


 THE OFFER, PRORATION PERIOD AND WITHDRAWAL RIGHTS WILL EXPIRE AT 12:00 MIDNIGHT, NEW YORK CITY TIME, ON FRIDAY, MARCH 20, 1998, UNLESS THE OFFER IS EXTENDED.


  This Notice of Guaranteed Delivery, or one substantially in the form hereof, must be used to accept the Offer (as defined below) if certificates ("Share Certificates") representing shares of Common Stock, par value $.01 per share (the "Shares"), of EarthLink Network, Inc., a Delaware corporation, are not immediately available, if the procedure for delivery by book-entry transfer cannot be completed on a timely basis, or if time will not permit all required documents to reach American Stock Transfer & Trust Company, as Depositary (the "Depositary") prior to the Expiration Date (as defined in Section 1 of the Offer to Purchase). Such Notice of Guaranteed Delivery may be delivered by hand or transmitted by mail, overnight delivery or facsimile transmission to the Depositary. See Section 2 of the Offer to Purchase.

                       The Depositary for the Offer is:

                    AMERICAN STOCK TRANSFER & TRUST COMPANY

 By Mail, Hand or Overnight Delivery:

                                             By Facsimile Transmission:

            40 Wall Street                         (718) 234-5001

    46th Floor New York, NY 10005          Confirm Receipt of Facsimile by
                                                     Telephone:

                                                   (718) 921-8200

  DELIVERY OF THIS LETTER OF GUARANTEED DELIVERY TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE OR TRANSMISSION VIA A FACSIMILE NUMBER OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

  THIS FORM IS NOT TO BE USED TO GUARANTEE SIGNATURES. IF A SIGNATURE ON A LETTER OF TRANSMITTAL IS REQUIRED TO BE GUARANTEED BY AN "ELIGIBLE INSTITUTION" UNDER THE INSTRUCTIONS THERETO, SUCH SIGNATURE GUARANTEE MUST APPEAR IN THE APPLICABLE SPACE PROVIDED IN THE LETTER OF TRANSMITTAL.

Ladies and Gentlemen:

  The undersigned hereby tenders to Sprint Corporation, a Kansas corporation, upon the terms and subject to the conditions set forth in the Offer to
Purchase dated February 18, 1998 (the "Offer to Purchase") and the related Letter of Transmittal (which, together with any amendments or supplements thereto, collectively constitute the "Offer"), receipt of which is hereby
acknowledged,               Shares pursuant to the guaranteed delivery
procedures set forth in Section 2 of the Offer to Purchase.
Certificate No(s). (if available): ____________________________________________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------

[_] Check here if Shares will be tendered by book-entry transfer:


Account Number: _______________________________________________________________

-------------------------------------------------------------------------------

Dated: __________________________________________________________________, 1998
Name(s) of Record Holder(s): __________________________________________________

-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
                            (Please Type or Print)

Address(es): __________________________________________________________________

     ----------------------------------------------------------------------
                                    Zip Code

Area Code and Tel. No.: _______________________________________________________

Signature(s): _________________________________________________________________

-------------------------------------------------------------------------------
                                   GUARANTEE
                   (NOT TO BE USED FOR SIGNATURE GUARANTEE)

  The undersigned, a member firm of a registered national securities exchange or a member of the National Association of Securities Dealers, Inc. or a commercial bank or trust company having an office, branch or agency in the United States, hereby (a) represents that the tender of Shares effected hereby complies with Rule 14e-4 under the Securities Exchange Act of 1934, as amended and (b) guarantees delivery to the Depositary, at one of its addresses set forth above, of either certificates representing the Shares tendered hereby, in proper form for transfer, or a Book-Entry Confirmation (as defined in Section 2 of the Offer to Purchase) of a transfer of such Shares, in any case together with a properly completed and duly executed Letter of Transmittal (or facsimile thereof), with any required signature guarantees, or an Agent's Message (as defined in Section 2 of the Offer to Purchase), and any other documents required by the Letter of Transmittal, within three Nasdaq National Market trading days after the date hereof.

-------------------------------------     -------------------------------------
            Name of Firm                          Authorized Signature

-------------------------------------     -------------------------------------
               Address                                    Title

-------------------------------------
                             Zip Code

Area Code and Tel. No.: _____________     Dated: ________________________, 1998

NOTE: DO NOT SEND CERTIFICATES FOR SHARES WITH THIS NOTICE. SHARE CERTIFICATES SHOULD BE SENT WITH YOUR LETTER OF TRANSMITTAL.

                                       2